UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ING EQUITY TRUST ING MUTUAL FUNDS
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ING EQUITY TRUST

ING Real Estate Fund

ING MUTUAL FUNDS

ING Global Real Estate Fund

ING International Real Estate Fund

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
(800) 992-0180

April [14], 2011

Dear Shareholder:

We are pleased to invite you to a special meeting of the shareholders (the “Special Meeting”) of each of ING Real Estate Fund,  ING Global Real Estate Fund and ING International Real Estate Fund (each a “Fund,” collectively, the “Funds”).  The Special Meeting is scheduled for 10:00 a.m., Local time, on June [14], 2011, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

The Special Meeting has been called because ING Groep N.V., the indirect parent company of ING Investments, LLC (“ING Investments” or the “Adviser”), the Funds’ investment adviser, and of ING Clarion Real Estate Securities, LLC (“Clarion” or the “Sub-Adviser”), the Funds’ sub-adviser, has conditionally agreed to sell the Sub-Adviser and other affiliated entities to CB Richard Ellis Group, Inc. (“CBRE”) (the “Transaction”).  Because the Transaction would result in the change in control of Clarion, the current Sub-Advisory Agreements are likely to automatically terminate.  Therefore, at the Special Meeting, you will be asked to approve new Sub-Advisory Agreements between ING Investments and the Sub-Adviser (each a “Proposed Subadvisory Agreement”).  The Proposed Sub-Advisory Agreements are identical to the current Sub-Advisory Agreements in all material respects.  If approved by shareholders, the fees payable to the Sub-Adviser under the Proposed Sub-Advisory Agreements would be the same as under the current Sub-Advisory Agreements.

Shareholders of the ING Global Real Estate Fund will also be asked to approve a “Manager-of-Managers” arrangement for the ING Global Real Estate Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval.  Shareholders of the ING Real Estate Fund and ING International Real Estate Fund have previously approved such an arrangement for those Funds.

Formal notice of the Special Meeting appears on the next page, followed by the combined Proxy Statement.  Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Funds and to you as a shareholder.  The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully.  After careful consideration, the Boards of Trustees of the Funds have concluded that the Proposals are in the best interests of the Funds and their shareholders and unanimously recommend that you vote “FOR” the Proposals.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than June 13, 2011.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF

ING EQUITY TRUST

ING Real Estate Fund

ING MUTUAL FUNDS

ING Global Real Estate Fund

ING International Real Estate Fund

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
(800) 992-0180

Scheduled for June [14], 2011

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING Real Estate Fund, ING Global Real Estate Fund and ING International Real Estate Fund) is scheduled for June [14], 2011, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  ING Real Estate Fund is a series of ING Equity Trust (“IET”), and ING Global Real Estate Fund and ING International Real Estate Fund are series of ING Mutual Funds (“IMF,” together with IET, the “Trusts”).  ING Real Estate Fund, ING Global Real Estate Fund and ING International Real Estate Fund are each referred to as a “Fund” and, collectively, they are referred to as the “Funds.”

At the Special Meeting, the Funds’ shareholders will be asked:

1.                                       For shareholders of each Fund: to approve a new sub-advisory agreement between ING Investments, LLC (“ING Investments”), the investment adviser to the Funds, and ING Clarion Real Estate Securities, LLC, the current and proposed sub-adviser to the Funds (“Proposal One”);

2.                                       For shareholders of ING Global Real Estate Fund only: to approve a “Manager-of-Managers” arrangement for ING Global Real Estate Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders (“Proposal Two”); and

3.                                       to transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponements(s) thereto.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting.

The Boards of Trustees of IET and IMF, which are comprised of the same individuals, recommend that shareholders vote “FOR” Proposal One with respect to each Fund, and the Board of Trustees of IMF recommends that shareholders vote “FOR” Proposal Two with respect to ING Global Real Estate Fund.

Shareholders of record of each Fund as of the close of business on March 18, 2011, are entitled to notice of, and to vote at, the applicable Special Meeting, or any adjournment(s) or postponement(s) thereof.  Your attention is called to the accompanying proxy statement.  Regardless of whether you plan to attend the Special Meeting or any adjournment thereof, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, THE ENCLOSED VOTING INSTRUCTIONS CARD, so that a quorum will be present and a maximum number of shares may be voted.  Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the relevant Fund or by voting in person at the Special Meeting.

By Order of the Boards of Trustees,

Huey P. Falgout, Jr.
Secretary

Dated: April [14], 2011

PROXY STATEMENT

ING EQUITY TRUST

ING Real Estate Fund

ING MUTUAL FUNDS

ING Global Real Estate Fund

ING International Real Estate Fund

April [14], 2011

Toll free: (800) 992-0180
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

Special Meeting of Shareholders
Scheduled for June [14], 2011

(This page intentionally left blank)

INTRODUCTION

Why is the Special Meeting Being Held?

The respective Boards of Trustees of ING Real Estate Fund, ING Global Real Estate Fund and ING International Real Estate Fund are sending this proxy statement (“Proxy Statement”), the attached Notice of Special Meeting (“Notice”) and the enclosed Proxy Ballot on or about April [14], 2011.  ING Real Estate Fund is a series of ING Equity Trust (“IET”) and ING Global Real Estate Fund and ING International Real Estate Fund are series of ING Mutual Funds (“IMF,” together with IET, the “Trusts”).  The Boards of Trustees of the Trusts are referred to collectively as the “Board” or the “Trustees.” ING Real Estate Fund, ING Global Real Estate Fund and ING International Real Estate Fund are each referred to as a “Fund” and, collectively, they are referred to as the “Funds.”

At the special meeting (the “Special Meeting”), shareholders of each Fund separately will be asked to approve a new sub-advisory agreement for each Fund (each a “Proposed Sub-Advisory Agreement”) between ING Investments, LLC (“ING Investments” or the “Adviser”), the Funds’ investment adviser, and ING Clarion Real Estate Securities, LLC, as a business unit of CBRE Investors, as described below (“Clarion” or the “Sub-Adviser”),(1) under which Clarion would continue to be the sub-adviser to the Funds (“Proposal One”) after it has been sold by ING Groep N.V. (“ING Groep”).

As announced on February 15, 2011, ING Groep, the indirect parent of both ING Investments and Clarion, has reached an agreement with CB Richard Ellis Group, Inc. (“CBRE”), wherein CBRE will acquire a majority of the real estate investment management businesses of ING Groep (“ING REIM”), including Clarion (the “Transaction”).  The Transaction is expected to be completed during the second half of 2011, and is contingent upon, among other things, the approval or consent (as applicable) of the clients/shareholders representing a substantial percentage of Clarion’s assets under management in addition to certain regulatory approvals.  The Funds are considered to be part of the assets under management of Clarion.

CBRE is a global leader in commercial real estate services, with approximately 31,000 employees in over 300 offices worldwide, including approximately 400 individuals involved in real estate market research.  CBRE offers strategic advice and execution for property sales and leasing; corporate services; property, facilities and project management; mortgage banking; appraisal and valuation; development services; investment management; and research and consulting.  CBRE’s principal executive offices are located at 11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California 90025.

After the closing of the Transaction, Clarion will become a business unit of CBRE Investors, an independently operated subsidiary of CBRE.  The brand or company name under which the combined CBRE Investors/ING REIM business will be operated is currently being evaluated and will be announced in connection with the closing of the Transaction.  Clarion has advised the Board that CBRE’s current plans are for Clarion to remain intact after the Transaction.  No changes are anticipated to Clarion’s operating autonomy or management team, or to the portfolio management team responsible for providing sub-advisory services to the Funds.  It is anticipated that senior management of Clarion will own nearly 25% of Clarion on a fully-diluted basis after the closing of the Transaction.  This ownership will vest over time (generally eight years), and a significant portion will be forfeited if an owner resigns voluntarily in the first several years.

The acquisition of Clarion as part of the Transaction would likely be deemed to result in the “assignment” of the current sub-advisory agreements with Clarion (“Current Sub-Advisory Agreements”), as such term is defined for purposes of the Investment Company Act of 1940 (the “1940 Act”).  By law, this assignment will trigger the automatic termination of each of the Current Sub-

(1)                                  For purposes of this Proxy Statement, the term “Clarion” or “Sub-Adviser” may be used to refer to Clarion both before and after the closing of the Transaction, as the context dictates.

Advisory Agreements.  Therefore, the shareholders of each of the Funds are being asked to approve a Proposed Sub-Advisory Agreement, which is identical to the Current Sub-Advisory Agreement in all material respects.

Shareholders of ING Global Real Estate Fund also will be asked to approve a “Manager-of-Managers” arrangement for ING Global Real Estate Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval (“Proposal Two”).  Shareholders of ING Real Estate Fund and ING International Real Estate Fund have previously approved such an arrangement for those Funds.  Finally, the Special Meeting will be held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

The Board is soliciting votes from shareholders of a Fund only with respect to the particular Proposal(s) that affect that Fund.  The following table identifies by Fund which shareholders are entitled to vote on each Proposal.

Portfolio	Proposal One	Proposal Two
ING Real Estate Fund	☒
ING International Real Estate Fund	☒
ING Global Real Estate Fund	☒	☒

Why did you send me this booklet?

This booklet includes a Proxy Statement and one Proxy Ballot for each Fund in which you have an interest.  It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice for the relevant Fund or Funds.

The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.  For a pension plan, this usually means the trustee for the plan.

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of each Fund’s shareholders.

Who is eligible to vote?

Shareholders holding an investment in shares of a Fund as of the close of business on March 18, 2011 (the “Record Date”), are eligible to vote with respect to that Fund.

Appendix A sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot.  These options require shareholders to input a control number, which is located on your Proxy Ballot.  After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals, as applicable.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Joint owners must each sign the Proxy Ballot.  Shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Proxy Ballot originally sent with this Proxy Statement or attend the Special Meeting in person.  Should shareholders require additional information regarding the Special Meeting, they may contact the Solicitor (defined below) toll-free at (888) 916-1749.

Who will solicit my proxy?

The Trusts have retained Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $700,000, which will be shared by the CBRE (and/or an affiliate) and ING Investments (and/or an affiliate).  As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail.  The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal.  Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement.  The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot.  Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (888) 916-1749.  In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on June [14], 2011, at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on June [14], 2011.

The Proxy Statement is available on the Internet at http://www.proxyweb.com/ing.  Additional information about each Fund is available in its Prospectus, Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders.  Copies of the Funds’ Annual and Semi-Annual Reports have previously been mailed to shareholders.  This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports.  You can obtain copies of the Annual and Semi-Annual Reports of each Fund upon request, without charge, by writing to the relevant Trust at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034, by calling (800) 992-0180, or by visiting http://www.ingfunds.com/literature.

How can I obtain more information about a Fund?

Should you have any questions about a Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  The prospectuses and other information regarding the Funds are available on the Internet at http://www.ingfunds.com/literature.

How does the Board recommend that I vote and why?

The Boards of Trustees of IET and IMF, which are comprised of the same individuals, recommend that shareholders vote “FOR” Proposal One with respect to each Fund, and the Board of Trustees of IMF recommends that shareholders vote “FOR” Proposal Two with respect to ING Global Real Estate Fund.

PROPOSAL ONE

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENTS
(All Funds)

What is Proposal One?

Shareholders of each Fund are being asked to approve the Proposed Sub-Advisory Agreement for their Fund between ING Investments and Clarion to ensure that the existing sub-advisory arrangements can continue uninterrupted after the Transaction.

Clarion currently serves as the Sub-Adviser to each Fund pursuant to the Current Sub-Advisory Agreements, each dated September 23, 2002, as amended.  ING Groep, the indirect parent of both the Adviser and Clarion, has entered into a transaction with CBRE whereby CBRE will acquire for cash consideration a majority of the real estate investment management businesses of ING REIM, including Clarion.  If the conditions for the sale are met, it is anticipated that the Transaction will close on or about July 1, 2011.  The 1940 Act requires that an agreement under which a registered investment adviser serves as the adviser or sub-adviser to an investment company, such as the Current Sub-Advisory Agreements, must provide for its automatic termination in the event of its “assignment” (as defined in the 1940 Act).  Generally, a sale of a controlling block of an investment adviser’s or sub-adviser’s voting securities is deemed to result in an assignment of the investment adviser’s advisory agreements.  The acquisition of Clarion as part of the Transaction will constitute a sale of a controlling block of voting securities of Clarion, presumably resulting in the assignment and the automatic termination of the Current Sub-Advisory Agreements.

After the closing of the Transaction, Clarion will become a business unit of CBRE Investors, an independently operated subsidiary of CBRE.  The brand or company name under which the combined CBRE Investors/ING REIM business will be operated is currently being evaluated and will be announced in connection with the closing of the Transaction.  Clarion has advised the Board that CBRE’s current plans are for Clarion to remain intact after the Transaction.  No changes are anticipated to Clarion’s operating autonomy or management team, or to the portfolio management team responsible for providing sub-advisory services to the Funds.  It is anticipated that senior management of Clarion will own nearly 25% of Clarion on a fully-diluted basis after the closing of the Transaction.  This ownership will vest over time (generally eight years), and a significant portion will be forfeited if an owner resigns voluntarily in the first several years.  Clarion does not anticipate that the Transaction will cause any reduction in the quality of services it now provides to the Funds or have any adverse effect on its ability to fulfill its obligations to the Funds.

CBRE is a global leader in commercial real estate services, with approximately 31,000 employees in over 300 offices worldwide, including approximately 400 individuals involved in real estate market research.  CBRE offers strategic advice and execution for property sales and leasing; corporate services; property, facilities and project management; mortgage banking; appraisal and valuation; development services; investment management; and research and consulting.  CBRE’s principal executive offices are located at 11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California 90025.

On March 3, 2011, the Board approved the Proposed Sub-Advisory Agreements and recommended that the shareholders of the respective Funds do the same.  Each Proposed Sub-Advisory Agreement may not go into effect with respect to the relevant Fund unless that Fund’s shareholders approve it.  If Proposal One is approved by shareholders, the Proposed Sub-Advisory Agreements are expected to become effective on or about July 1, 2011, and will remain in full force and effect, unless otherwise terminated, through November 30, 2012.  A form of the Proposed Sub-Advisory Agreements between ING Investments and Clarion is included as Appendix C.

Who is the Funds’ adviser?

ING Investments, an Arizona limited liability company, serves as the investment adviser to each Fund.  This would not change if the Transaction for Clarion is effected.  ING Investments is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser and is an indirect, wholly-owned subsidiary of ING Groep, which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser, Sub-Adviser and certain affiliates, would be separated from ING Groep by the end of 2013.  To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate IPOs: one a U.S.-focused offering that would include U.S.-based insurance, retirement services, and investment management operations, and the other a European-based offering for European and Asian-based insurance and investment management operations.  There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned IPOs or through other means, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers.  A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan.  The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability.  In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a change of control of each entity.  A change of control would result in the termination of the Fund’s advisory agreements, which would trigger the necessity for new agreements that would require approval of the Funds’ Board, and may trigger the need for shareholder approval.  Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

ING Investments became an investment management firm in April 1995.  As of December 31, 2010, ING Investments oversees approximately $47.5 billion in assets.  ING Investments’ principal address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  ING Investments serves as investment adviser to each Fund pursuant to an investment management agreement between ING Investments and the relevant Trust, each dated September 23, 2002, as amended and restated on February 1, 2005, (each an “Investment Management Agreement” and, collectively, the “Investment Management Agreements”).  The Investment Management Agreement for the each Trust provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of each Fund’s operations, ING Investments may engage, subject to the approval of the relevant Board and, where required, the Fund’s shareholders, sub-advisers to provide day-to-day advisory services to the Fund.  ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement the Fund’s investment programs, including the duty to determine what securities will be purchased and sold for the Fund.

The Investment Management Agreements were last renewed by the Board on November 18, 2010, including a majority of the Trustees who are not “interested persons” of the respective Trusts within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Investment Management Agreements were most recently approved by shareholders of ING Real Estate Fund on [TBC], ING Global Real Estate Fund on March 1, 2006, and ING International Real Estate Fund on February 28, 2006.

ING Investments acts as a “manager-of-managers” for ING Real Estate Fund and ING International Real Estate Fund (collectively, “Manager-of-Managers Funds”).  See “What are the terms of the Investment Management Agreements” below for more information regarding this arrangement.

See Appendix D for a listing of the names, addresses and principal executive officers of ING Investments.

Who is the Funds’ sub-adviser?

Founded in 1969, Clarion, a Delaware limited liability company, is registered with the SEC as an investment adviser.  Clarion currently is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser.  The principal address of Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087.  Clarion is in the business of providing investment advice to institutional client accounts that, as of December 31, 2010, were valued at approximately $19.4 billion.

As described in the Introduction above, upon the completion of the Transaction, Clarion will become a business unit of CBRE Investors, an independently operated subsidiary of CBRE.  The brand or company name under which the combined CBRE Investors/ING REIM business will be operated is currently being evaluated and will be announced in connection with the closing of the Transaction.  Also as described in the Introduction above, Clarion is expected to remain intact after the Transaction.

See Appendix E for a listing of the names, addresses, and the principal occupations of the principal executive officers of Clarion.  No changes to this listing are anticipated as a result of the Transaction.

Appendix F sets forth the names of investment companies with an investment objective similar to that of the Funds, for which Clarion acts as sub-adviser, the annual rate of compensation and the net assets of that investment company as of December 31, 2010.

How will the Proposal, if approved, affect the management of the Funds?

As discussed above, the day-to-day management of each Fund’s portfolio is currently provided by Clarion pursuant to the Current Sub-Advisory Agreements, under the oversight of the Adviser.  The Proposed Sub-Advisory Agreements are materially identical to the Current Sub-Advisory Agreements.  No changes are expected to result in the manner in which the Funds are managed as a result of Proposal One.

Are there changes anticipated to be made to the investment objective, investment strategies or the name of the Funds as a result of the Proposal?

The Transaction will not result in any change to the investment objective or the investment strategies of each Fund.

Management of the Funds

Clarion has informed the Board that no changes to the portfolio management team of the Funds are expected as a result of the Transaction or Proposal One.  The day-to-day management of the Funds is performed by the following teams of investment professionals:

ING Real Estate Fund — T. Ritson Ferguson (since 12/96) and Joseph P. Smith (since 09/05).

ING Global Real Estate Fund — T. Ritson Ferguson (since 11/01), Steven D. Burton (since 11/01), and Joseph P. Smith (since 02/07).

ING International Real Estate Fund — T. Ritson Ferguson (since 02/06) and Steven D. Burton (since 02/06).

T. Ritson Ferguson, Managing Director, Chief Investment Officer.  Mr. Ferguson oversees the day-to-day management of client accounts and the firm’s Investment Committee.  Mr. Ferguson co-founded Clarion’s predecessor firm in 1991 and has 25 years of investment experience.

Steven D. Burton, Managing Director, Global Strategy Portfolio Manager.  Mr. Burton is a member of the Clarion global portfolio management team with responsibilities including the oversight of the European real estate securities research team.  Mr. Burton joined the firm in 1995 and has 27 years of investment experience.

Joseph P. Smith, Managing Director, Portfolio Manager.  Mr. Smith is a member of the Clarion global portfolio management team responsible for oversight of the Americas real estate securities research team.  Mr. Smith joined the firm in 1997 and has 21 years of investment experience.

How has Clarion performed in the past managing the Funds?

The tables below show how each Fund has performed over various periods in the past, as compared to the performance of a broad-based securities market index/indices for the same periods.  The performance information below reflects applicable fee waivers and/or expense limitations in effect during the period presented.  Absent such fee waivers/expense limitations, if any, performance would have been lower.  The past performance of a Fund (before and after taxes) is no guarantee of future results.  For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

ING Real Estate Fund

Calendar Year Total Returns
Class I (as of December 31 of each year)

Best quarter: 3rd, 2009, 36.19% and Worst quarter: 4th, 2008, (37.46)%

The Fund’s Class I shares’ year-to-date total return as of June 30, 2010: 5.25%

Average Annual Total Returns%
(for the periods ended December 31, 2009)

		1 Yr	5 Yrs (or since inception)		10 Yrs (or since inception)		Inception Date
Class A before taxes	%	22.18	0.19		9.28		12/20/02
MSCI U.S. REIT® Index(1)%		26.27	0.23		8.92	(2)	—
Class B before taxes	%	23.59	0.32		9.32		11/20/02
MSCI U.S. REIT® Index(1)%		26.27	0.23		8.94	(2)	—
Class C before taxes	%	27.70	0.61		9.78		01/17/03
MSCI U.S. REIT® Index(1)%		26.27	0.23		9.47	(2)	—
Class I before taxes	%	30.00	1.70		11.39		12/31/96
After tax on distributions	%	28.51	0.07		9.32		—
After tax on distributions with sale	%	18.78	0.96		9.03		—
MSCI U.S. REIT® Index(1)%		26.27	0.23		10.43		—
Class O before taxes	%	29.84	1.38		4.92		09/15/04
MSCI U.S. REIT® Index(1)%		26.27	0.23		2.98	(2)	—
Class W before taxes	%	30.19	(6.52)		N/A		12/17/07
MSCI U.S. REIT® Index(1)%		26.27	(10.68	)(2)	N/A		—

(1)        The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions or other expenses.  Prior to December 31, 2001, the MSCI U.S. REIT IndexSM did not include deduction of withholding taxes.

(2)        Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  After-tax returns are shown for Class A shares only.  After-tax returns for other classes will vary.

ING Global Real Estate Fund

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 19.68% and Worst quarter: 3rd 2008, (21.51)%

Average Annual Total Returns%
(for the periods ended December 31, 2010)

	1 Yr	5 Yrs (or since inception)		10 Yrs (or since inception)		Inception Date
Class A before taxes %	1.65	0.49		6.96		07/01/03
After tax on distributions %	1.51	0.15		6.60		—
After tax on distributions with sale %	1.71	0.60		6.17		—
MSCI ACW IndexSM (1),(2)%	12.67	3.44		8.32	(3)	—
MSCI ACW IndexSM Ex-U.S.(1)%	11.15	4.82		11.54	(3)
Class B before taxes %	1.97	0.55		6.60		07/08/03
MSCI ACW IndexSM (1),(2)%	12.67	3.44		8.32	(3)	—
MSCI ACW IndexSM Ex-U.S.(1)%	11.15	4.82		11.54	(3)
Class C before taxes %	6.06	0.93		6.66		07/07/03
MSCI ACW IndexSM (1),(2)%	12.67	3.44		8.32	(3)	—
MSCI ACW IndexSM Ex-U.S.(1)%	11.15	4.82		11.54	(3)
Class I before taxes %	8.20	2.03		7.52		09/08/03
MSCI ACW IndexSM (1),(2)%	12.67	3.44		7.85	(3)	—
MSCI ACW IndexSM Ex-U.S.(1)%	11.15	4.82		10.98	(3)
Class W before taxes %	8.21	(6.69)		N/A		02/12/08
MSCI ACW IndexSM (1),(2)%	12.67	(1.57	)(3)	N/A		—
MSCI ACW IndexSM Ex-U.S.(1)%	11.15	(1.80	)(3)	N/A

(1)        The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions or other expenses.

(2)        Effective June 30, 2010, the Fund changed its primary benchmark from the MSCI ACW Index SM Ex-U.S. to the MSCI ACW IndexSM because the MSCI ACW IndexSM is considered by the adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

(3)        Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  After-tax returns are shown for Class A shares only.  After-tax returns for other classes will vary.

ING International Real Estate Fund

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 32.42% and Worst quarter: 4th 2008, (23.95)%

Average Annual Total Returns%
(for the periods ended December 31, 2010)

		1 Yr	5 Yrs (or since inception)		10 Yrs	Inception Date
Class A before taxes	%	4.99	0.18		N/A	02/28/06
After tax on distributions	%	3.48	(1.00)		N/A	—
After tax on distributions with sale	%	3.50	(0.74)		N/A	—
S&P Developed Ex-U.S. Property Index(1)%		18.09	1.35	(2)	N/A	—
Class B before taxes	%	5.63	0.34		N/A	02/28/06
S&P Developed Ex-U.S. Property Index(1)%		18.09	1.35	(2)	N/A	—
Class C before taxes	%	9.72	0.66		N/A	02/28/06
S&P Developed Ex-U.S. Property Index(1)%		18.09	1.35	(2)	N/A	—
Class I before taxes	%	11.73	1.72		N/A	02/28/06
S&P Developed Ex-U.S. Property Index(1)%		18.09	1.35	(2)	N/A	—
Class W before taxes	%	11.67	(4.18)		N/A	02/12/08
S&P Developed Ex-U.S. Property Index(1)%		18.09	(4.84	)(2)	N/A	—

(1)        The index returns do not reflect deductions for fees, expenses or taxes.

(2)        Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  After-tax returns are shown for Class A shares only.  After-tax returns for other classes will vary.

What are the terms of the Investment Management Agreements?

The Funds’ Investment Management Agreements require the Adviser to oversee the provision of all investment advisory and portfolio management services for the respective Fund.  The Investment Management Agreements require the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the respective Funds and to furnish advice and recommendations with respect to the investment of the Funds’ assets and the purchase or sale of their portfolio securities.  The Investment Management Agreements also permit the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers.  ING Investments, as the Adviser, oversees the investment management services of the Funds’ sub-adviser — Clarion.

With respect to the Manager-of-Manager Funds, from time to time, ING Investments may recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to relevant Funds’ Board.  It is not expected that ING Investments would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities.  The Manager-of-Managers Funds and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Manager-of-Managers Funds’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Manager-of-Managers Funds’ shareholders.  The Manager-of-Managers Funds will notify shareholders of any change in the identity of a sub-adviser of the Manager-of-Managers Funds, the addition of a sub-adviser to the Manager-of-Managers Funds, or any change in the terms of a contract with a non-affiliated sub-adviser.  In this event, the names of the Manager-of-Managers Funds and their investment strategies may also change.

The Investment Management Agreements provide that the Adviser is not subject to liability to a Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreements, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Management Agreements.  After an initial two-year term, each Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of the relevant Fund’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the applicable Investment Management Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

For the services it provides to the Funds under each Investment Management Agreement, ING Investments currently receives advisory fees, payable monthly, at the annual rates of the respective Funds’ average daily net assets shown in the table below.  The table below also indicates the annual fees (advisory fees) paid to ING Investments by ING Real Estate Fund for the fiscal year ended May 31, 2010 as well as by ING Global Real Estate Fund and ING International Real Estate Fund for the fiscal year ended October 31, 2010.

Fund	Annual Advisory Fee Rate	Advisory Fees Paid for Fiscal Year Ended May 31, 2010
ING Real Estate Fund	0.70%	$3,282,364

Fund	Annual Advisory Fee Rate	Advisory Fees Paid for Fiscal Year Ended October 31, 2010
ING Global Real Estate Fund	0.80% on the first $250 million of the Fund’s average daily net assets; 0.775% on the next $250 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets in excess of $500 million	$15,958,881
ING International Real Estate Fund	1.00% on the first $250 million of the Fund’s average daily net assets; 0.90% on the next $250 million of the Fund’s average daily net assets; and 0.80% of the Fund’s average daily net assets in excess of $500 million	$5,056,290

ING Investments, and not the Funds, bear the expenses of the services provided by Clarion.

What are the terms of the Proposed Sub-Advisory Agreements?

A copy of the form of the Proposed Sub-Advisory Agreements between ING Investments and Clarion, which will differ only to the extent necessary to apply them to the applicable Funds and Trusts, is included as Appendix C.  The description of the Proposed Sub-Advisory Agreements that follows is qualified in its entirety by reference to Appendix C.

The Proposed Sub-Advisory Agreements are materially identical to the Current Sub-Advisory Agreements, except that the Proposed Sub-Advisory Agreements will provide for different effective dates and durations.  Under the Proposed Sub-Advisory Agreements, like the Current Sub-Advisory Agreements, the fees payable to Clarion will be paid by ING Investments, and not by the respective Funds.  Clarion will act as the Sub-Adviser to the Funds pursuant to the Proposed Sub-Advisory Agreements, as it does under the Current Sub-Advisory Agreements.  In this capacity, Clarion will furnish the Funds with investment advisory services in connection with a continuous investment program and manages the Funds’ investments in accordance with their investment objectives, policies and restrictions, as set forth in the respective Funds’ prospectuses and statements of additional information.  Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, Clarion, in its discretion, will continue to determine and select the securities to be purchased for and sold from the Funds and to place orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

As is the case with the Current Sub-Advisory Agreements, in the absence of willful misfeasance, bad faith, or negligence in the performance of its obligations or reckless disregard of its obligations and duties, Clarion will not be liable to the Trusts, their shareholders or to ING Investments for any act or omission resulting in any loss suffered by the Trusts, the Funds or the Funds’ shareholders in connection with any service provided under the Proposed Sub-Advisory Agreements.

The sub-advisory fees payable under the Proposed Sub-Advisory Agreements are the same as those payable under the Current Sub-Advisory Agreements.  The fees are computed at an annual rate, as a percentage of each Fund’s average daily net assets.  For its fee, Clarion furnishes, and Clarion will furnish, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the Proposed Sub-Advisory Agreements.  The sub-advisory fee under the Proposed Sub-Advisory Agreements will be pursuant to the following fee schedules:

Fund	Annual Sub-Advisory Fee
ING Real Estate Fund

0.70% of the net assets of the Fund’s predecessor Fund (CRA Realty Shares Fund);

0.70% of additional assets raised subsequent to ING Investments becoming the Fund’s Adviser and generated through non-retail consultants; and

0.35% of additional assets raised subsequent to ING Investments becoming the Fund’s Adviser and not generated through non-retail consultants.

ING Global Real Estate Fund

0.400% on the first $200 million of the Fund’s average daily net assets;

0.350% on the next $550 million of the Fund’s average daily net assets; and

0.300% of the Fund’s average daily net assets in excess of $750 million

ING International Real Estate Fund

0.50% on the first $250 million of the Fund’s average daily net assets;

0.45% on the next $250 million of the Fund’s average daily net assets; and

0.40% of the Fund’s average daily net assets in excess of $500 million

As with the Current Sub-Advisory Agreements, the Proposed Sub-Advisory Agreements will be terminable as follows: by ING Investments at any time without penalty, upon sixty (60) days’ written notice to Clarion and the relevant Fund; at any time without payment of any penalty by the relevant Fund, upon the vote of a majority of the relevant Fund’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to ING Investments and Clarion; or by Clarion upon three (3) months’ written notice unless the relevant Fund or ING Investments requests additional time to find a replacement for Clarion, in which case Clarion shall allow the additional time requested by the Fund or ING Investments not to exceed three (3) months beyond the initial three (3) month notice period; provided, however, that Clarion may terminate a Proposed Sub-Advisory Agreement at any time without penalty, with respect to the relevant Fund immediately, effective upon written notice to ING Investments and the Fund, in the event either Clarion (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the 1940 Act or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Fund; ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed Sub-Advisory Agreement; and/or Clarion does not receive compensation for its services from ING Investments or the Fund as required by the terms of the Agreement.

The key terms of the Current Sub-Advisory Agreements are substantially identical to those of the Proposed Sub-Advisory Agreements, except that the effective dates, durations and termination provisions differ.  Each Proposed Sub-Advisory Agreement on behalf of each Fund was approved by the Board, including a majority of the Independent Trustees of the Board, on March 3, 2011.

Are there any changes to any Fund’s fee structure due to the appointment of Clarion as sub-adviser?

No changes to any Funds’ fee schedules are anticipated in connection with Proposal One.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal One is in the best interests of each Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its March 3, 2011, meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal.  The Board is therefore recommending that each Fund’s shareholders vote “FOR” Proposal One to appoint Clarion as sub-adviser to each Fund and the implementation of each Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting of the Board of the Trusts held on March 3, 2011, the Board, including a majority of the Independent Trustees, determined to appoint Clarion as the sub-adviser to each Fund under the respective Proposed Sub-Advisory Agreements.  In determining whether to approve each Proposed Sub-Advisory Agreements, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the agreement should be approved.  The materials provided to the Board in support of the sub-advisory arrangement with Clarion included the following:  (1) a memorandum discussing the change of control of Clarion and the resulting assignment and automatic termination of each Fund’s Current Sub-Advisory Agreement; (2) responses from Clarion to questions posed by independent legal counsel to the Independent Trustees; (3) supporting documentation, including a copy of the form of each Proposed Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation.    In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser or its affiliates who administer the Funds (“Management”) in connection with its management of the funds in the ING Funds Complex, including the Funds, and a presentation by Clarion at the Joint Meeting of the Investment Review Committees of the Board held on January 13, 2011.  Such information included, among other things, a detailed analysis of the Funds’ performance, including attribution analyses, which had not been provided at regular Board meetings.

The Board’s consideration of whether to approve each respective Fund’s Proposed Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) ING Investment’s view with respect to Clarion’s management of the respective Fund; (2) the nature and quality of the services to be provided by Clarion under the respective Proposed Sub-Advisory Agreement; (3) the anticipated personnel, operations, and investment management capabilities of Clarion after the consummation of the Transaction, including Clarion’s representations that the portfolio management personnel providing day-to-day management services to the Funds would remain in place through the closing of the Transaction and would continue to manage assets after the closing; (4) ING Groep’s representations that neither they nor their respective affiliates have any understanding or arrangement that would reasonably be expected to impose an unfair burden on the Funds or would make unavailable to ING Groep or its affiliates the safe harbor contained in Section 15(f) of the 1940 Act;  (5) the fairness of the compensation under each Proposed Sub-Advisory Agreement in light of the services to be provided by Clarion; (6) that the sub-advisory fee rate payable by ING Investments would remain unchanged after the Transaction is completed and the Transaction would not affect the advisory fee payable by each respective Fund to ING Investments; (7) Clarion’s representations that the Transaction would not adversely affect the nature and quality of services to be provided to each respective Fund and was not expected to have a material adverse effect on the ability of Clarion to provide those services; (7) Clarion’s representations regarding its operations and compliance programs, including its policies and procedures intended to assure compliance with the federal securities laws, and including a representation that Clarion did not anticipate material changes to these operations and compliance programs in connection with the Transaction; and (8) Clarion’s representations regarding its Code of Ethics and related procedures for complying with that Code of Ethics, including a representation that Clarion did not anticipate that the Code of Ethics and related procedures would change materially in connection with the Transaction.

In addition, in evaluating the Proposed Sub-Advisory Agreements and ING Investments’ recommendation that the Board approve these agreements, the Board, including the Independent Trustees, recognized the fact that the amount of proceeds to be received by ING Groep in connection with the Transaction would depend, in part, on the amount of assets under management by Clarion immediately following the Transaction.  Specifically, the Board recognized that if Clarion was not permitted to serve as the Sub-Adviser of one or more of the Funds after the Transaction, ING Groep would receive fewer proceeds from the Transaction.

After its deliberations, the Board reached the following conclusions:  (1) Clarion should be appointed as the sub-adviser to each Fund under the relevant Proposed Sub-Advisory Agreement and continue to provide advisory services to each respective Fund; and (2) the sub-advisory fee rate payable by ING Investments to Clarion with respect to each Fund is reasonable in the context of all factors considered by the Board.

Based on these conclusions and other factors, the Board voted to approve the relevant Proposed Sub-Advisory Agreement on behalf of each Fund.  During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Shareholders of each Fund must approve their Proposed Sub-Advisory Agreement for it to become effective with respect to that Fund.  Each Fund’s shareholders will vote separately on Proposal One.  The approval of a Proposed Sub-Advisory Agreement by the shareholders of one Fund is not contingent on, and will not affect, the approval of a Proposed Sub-Advisory Agreement by the shareholders of the other Funds.  Approval of a Proposed Sub-Advisory Agreement by a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose means the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

What happens if shareholders do not approve the Proposal?

If the shareholders of a Fund do not approve the relevant Proposed Sub-Advisory Agreement with Clarion, but the Transaction proceeds nonetheless, Clarion would not be able to serve the Fund as a sub-adviser under the Proposed Sub-Advisory Agreement.  In this event, the Board would need to consider appropriate action, which could include, among other things, appointment of Clarion under an interim sub-advisory agreement approved by the Board that could last up to 150 days, appointment of a different sub-adviser, or direct management by ING Investments.

PROPOSAL TWO

APPROVAL OF A “MANAGER-OF-MANAGERS” ARRANGEMENT FOR THE ADVISER, SUBJECT TO APPROVAL BY THE BOARD, TO ENTER INTO, OR MATERIALLY
AMEND, SUB-ADVISORY AGREEMENTS WITH UNAFFILIATED SUB-ADVISERS
WITHOUT OBTAINING SHAREHOLDER APPROVAL
(ING Global Real Estate Fund Only)

What is Proposal Two?

At its March 3, 2011 meeting, the Board of Trustees of IMF approved a Manager-of-Managers arrangement for ING Global Real Estate Fund and voted to recommend its approval to the Fund’s shareholders.  Subject to the supervision and approval of the Board and approval of ING Global Real Estate Fund’s shareholders, ING Investments is responsible for managing the assets of the Fund and is permitted, under the terms of the Investment Management Agreement regarding the Fund, to engage sub-advisers to provide portfolio management services to the Fund.  If ING Investments delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

Under the Investment Management Agreement, ING Investments monitors the investment programs of the Fund’s sub-adviser, reviews all data and financial reports prepared by the sub-adviser, establishes and maintains communications with the sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports.  ING Investments also oversees and monitors the performance of the Fund’s sub-adviser and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated.  A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser’s performance record while managing the Fund.

The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a fund.  The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by a fund’s shareholders under the 1940 Act.  The SEC has issued an exemptive order (the “Order”) permitting ING Investments to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of the Independent Trustees), but without obtaining shareholder approval.  A fund operating in this manner is commonly referred to as a “Manager-of-Managers” fund.  The Fund can operate as Manager-of-Managers Fund in reliance upon the Order only if, among other things, the Fund’s shareholders have approved the Manager-of-Managers arrangement.

Shareholders of the Fund are therefore being asked to approve operation of the Fund as Manager-of-Managers Fund.  If Proposal Two is approved, ING Investments will be permitted to enter into sub-advisory agreements with respect to the Fund, or to materially modify certain sub-advisory agreements, with prior approval by the Board but without approval by shareholders.  The Manager-of-Managers arrangement has previously been implemented by other funds in the ING Funds complex.

What is the proposed Manager-of-Managers arrangement?

On May 24, 2002, the SEC issued the Order permitting ING Investments, with the approval of the Board, to enter into or materially modify sub-advisory agreements with unaffiliated sub-advisers without requiring shareholder approval.  The Fund and ING Investments anticipate that this relief would benefit shareholders to the extent that it will give the Fund and ING Investments additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements with unaffiliated sub-

advisers when needed, and to avoid numerous and expensive proxy solicitations.  The Fund will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an “affiliated person,” as defined in the 1940 Act, of the Fund or ING Investments, other than by reason of serving as a sub-adviser to the Fund (“Affiliated Sub-Adviser”).  In addition, the Board and ING Investments would not be able to materially amend a sub-advisory agreement with an Affiliated Sub-Adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

The Order also permits the Fund to disclose in its registration statement the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser.  Many sub-advisers charge for advisory services according to a predetermined fee schedule.  While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers.  The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower portfolio management fees with ING Investments.  Despite this relief, the funds in the ING Funds Complex have nonetheless followed a practice of disclosing the fee paid to sub-advisers.

In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order.  If the proposed rule is adopted, the Fund and ING Investments anticipate relying on the new rule and may no longer operate under the Order, and a vote of shareholders for this Proposal would, under the Order, be considered to be a satisfactory vote for operating a manager-of managers regime in reliance on the new rule, unless otherwise required by the new rule.  As of the date of this Proxy Statement, the proposed rule has not been adopted.

The Manager-of-Managers arrangement will enable the Fund to operate with greater efficiency by allowing ING Investments to employ sub-advisers best suited to the needs of the Fund, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

What are the conditions of the exemptive relief granted pursuant to the Order?

Under the terms of the Order, the Fund and ING Investments are, and would continue to be, subject to several conditions imposed by the SEC.  For instance, as requested in this Proposal, shareholder approval is required before ING Investments and the Fund may implement the arrangement described above permitting ING Investments to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers.  In addition, under the terms of the Order, the Fund must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser.  However, if ING Investments chooses to rely on any subsequent SEC rules, to obtain exemptive relief, or to rely on relief obtained by an affiliate, ING Investments may be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval.  Further, under the conditions of the Order, within 90 days of a change to a sub-advisory arrangement the Fund’s shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee.  In addition, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees.  In connection with the provisions of the Order that provide an exemption from the disclosure requirement of sub-adviser compensation, the Order also requires ING Investments to provide the Board, no less frequently than quarterly, information regarding ING Investments’ profitability with respect to the Fund, which reflects the impact on ING Investments’ profitability of the hiring or terminating of any sub-adviser during the applicable quarter.  The Fund’s prospectus must prominently discuss the Manager-of-Managers arrangement, including the fact that ING Investments has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement.  If a sub-adviser is hired or terminated, ING Investments must provide the Board with information showing the expected impact on its profitability.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Two is in the interests of the Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its March 3, 2011 meeting, approved Proposal Two and voted to recommend to shareholders that they approve the Proposal.  The Board is therefore recommending that the Fund’s shareholders vote “FOR” the proposed Manager-of-Managers arrangement for the Fund, as discussed in this Proxy Statement.

What factors were considered by the Board?

In determining whether to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangements to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by ING Investments.  Further, the Independent Trustees were advised by independent legal counsel with respect to these matters.  At the March 3, 2011 meeting, the Board voted to submit Proposal Two to the Fund’s shareholders.

After carefully considering the Fund’s contractual arrangement under which ING Investments has been engaged as an investment adviser, and ING Investments’ experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by ING Investments.  The Board also believes that this approach would be consistent with shareholders’ expectations that ING Investments will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process.  The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements.  In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, is required to review annually and consider for renewal the agreement after the initial term.  Upon entering into, renewing or amending a sub-advisory agreement, ING Investments and the sub-advisers have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Two will not result in changes to the investment advisory fees paid by the Fund to ING Investments.  ING Investments has negotiated and will continue to negotiate fees with sub-advisers when engaging them and entering into sub-advisory agreements.  These fees are paid directly by ING Investments and not by the Fund.  Therefore, any fee reduction or increase negotiated by ING Investments may be either beneficial or detrimental to ING Investments.  The fees paid by the Fund to ING Investments and the fees paid by ING Investments to the sub-advisers are considered by the Board in approving and renewing the investment management and sub-advisory agreements.  Any increase in the investment management fee paid to ING Investments by the Fund would continue to require shareholder approval.  If shareholders approve Proposal Two, there will not be any diminution in the level of services provided to the Fund by ING Investments.

The Board concluded that it is appropriate and in the interests of the Fund’s shareholders to provide ING Investments and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval.  This process will allow the Fund to operate more efficiently.  Currently, to appoint a sub-adviser or to materially amend a sub-advisory agreement, the Fund must call and hold a shareholder meeting, create and distribute proxy materials and solicit proxy votes from shareholders.  In addition, if a sub-adviser to the Fund is acquired or there is a change of control of the sub-adviser that results in the “assignment” of the sub-advisory agreement with ING Investments, the Trust currently must seek approval of a new sub-advisory agreement from shareholders of the Fund, even when there will be no change in the persons managing the Fund or no change to the services provided to the Fund.  This process is time-consuming and costly, and some of the costs may be borne by the Fund.  Without the delay inherent in holding a shareholder meeting, ING Investments and the Fund would be able to act more quickly to appoint a sub-adviser with less expense when the Board and ING Investments believe that the appointment would benefit the Fund.

What is the required vote?

The Fund’s shareholders must approve Proposal Two for it to be effective.  Proposal Two must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose, requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose means the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

What happens if shareholders do not approve Proposal Two?

If shareholders do not approve the Manager-of-Managers arrangement, it will not be implemented and that Fund will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Fund or any material changes to sub-advisory agreements.

GENERAL INFORMATION

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.  Please complete and execute your Proxy Ballot.  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Proxy Ballot but did not vote on the Proposals, your proxies will vote on the Proposals, as applicable, as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180.  If in the future any shareholder does not want the mailing of a proxy statement to be combined with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at the telephone number listed above.

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

What are the voting rights and the quorum requirements?

March 18, 2011, has been chosen as the Record Date.  Each share of each class of each Fund on the Record Date is entitled to one vote.  Shareholders of a Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for that Fund at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date.  With respect to ING Global Real Estate Fund and ING International Real Estate Fund, the presence in person or by proxy of shareholders owning one-third of a Fund’s outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.  With respect to ING Real Estate Fund, the presence in person or by proxy of shareholders owning a majority of the Fund’s outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

In the event that a quorum of shareholders is not represented at the Special Meeting with respect to a Fund, the meeting may be adjourned by a majority of that Fund’s shareholders present in person or by proxy until a quorum exists.  If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date).  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-

vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue.  For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

[As of the Record Date, no person owned beneficially more than 5% of any class of any Fund, except as set forth in Appendix B.  To the best of each Trust’s knowledge, as of the Record Date, the officers and Trustees beneficially owned, as a group, less than 1% of any class of any Fund.]

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the relevant Trust a written revocation or a duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” each applicable Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who are the other service providers to the Funds?

ING Funds Services, LLC (“ING Funds Services”), an affiliate of the Adviser, serves as the administrator to the Funds.  With respect to ING Real Estate Fund, ING Funds Services was paid $468,904 for the fiscal year ended May 31, 2010.  With respect to ING Global Real Estate Fund and ING International Real Estate Fund, ING Funds Services was paid $2,217,317 and $538,566, respectively, for fiscal year ended October 31, 2010.

ING Investments Distributor, LLC (“ING Investments Distributor”), an indirect, wholly-owned subsidiary of ING Groep, serves as the principal underwriter to the Funds.  With respect to ING Real Estate Fund, ING Investments Distributor was paid $326,517 for the fiscal year ended May 31, 2010.  With respect to ING Global Real Estate Fund and ING International Real Estate Fund, ING Investments Distributor was paid $4,427,430 and $671,406, respectively, for fiscal year ended October 31, 2010.

ING Funds Services and ING Investments Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  The Funds anticipate that such services will continue to be provided following the approval of the Proposed Sub-Advisory Agreement.

During the fiscal year ended May 31, 2010, ING Real Estate Fund did not pay any commissions to affiliated broker-dealers.  During fiscal year ended October 31, 2010, neither ING Global Real Estate Fund nor ING International Real Estate Fund paid any commissions to affiliated broker-dealers.

Who pays for this proxy solicitation?

The Funds will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders.  CBRE and/or an affiliate and ING Investments and/or an affiliate will share the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses allocable to Proposal One, and ING Investments and/or an affiliate will pay the incremental expenses allocable to Proposal Two.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed proxy ballot is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the internet.  Please follow the voting instructions as outlined on your proxy ballot.

Huey P. Falgout, Jr.

Secretary

April [14], 2011
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

APPENDIX A

The following tables provide the number of shares outstanding for each share class of each Fund as of the Record Date:

ING Real Estate Fund

Share	Shares
Class	Outstanding
Class Q
Class A
Class B
Class C
Class I
Class O
Class W
Total

ING Global Real Estate Fund

Share	Shares
Class	Outstanding
Class A
Class B
Class C
Class I
Class O
Class W
Total

ING International Real Estate Fund

Share	Shares
Class	Outstanding
Class A
Class B
Class C
Class I
Class W
Total

APPENDIX B

The following tables provide information about the persons or entities who, to the knowledge of the Funds, owned beneficially or of record 5% or more of any class of a Fund’s outstanding shares as of [Date]:

ING REAL ESTATE FUND

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund

ING GLOBAL REAL ESTATE FUND

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund

ING INTERNATIONAL ESTATE FUND

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund

*     Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

A-2

APPENDIX C

FORM OF SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of this          day of                 , 2011 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and [Clarion], a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, [ING Mutual Funds][ING Equity Trust] (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated [                          ] (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust (or portions thereof) set forth on Schedule A hereto (the “Series”), as such schedule may be amended from time to time, for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)                                  The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)                                     The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)                                  The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganizations, unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)                               In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.

(iv)                              The Sub-Adviser will assist the custodian and portfolio accounting agent for the Series in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)                                 The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series’ fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)                              The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

(vii)                           The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

(b)                                 The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(c)                                  The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, on behalf of a Series, by other aspects of the portfolio execution services offered.  Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Series’ operations.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.  Compliance.

(a)  The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)  The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)  The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

9.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or Trust.

10.                                 Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

11.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

12.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

13.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

14.  Indemnification.

(a)                                  The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)                                 Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)                                  The Manager shall not be liable under Paragraph (a) of this Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)                                 The Sub-Adviser shall not be liable under Paragraph (b) of this Section 13 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

15.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2012.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the

Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 10, 11, 12 and 13 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.

Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

[ING Mutual Funds][[ING Equity Trust]

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention: Kimberly A. Anderson, Vice President and Secretary

If to the Sub-Adviser:

Clarion

259 Radnor-Chester Road

Radnor, PA 19087

Attention:  T. Ritson Ferguson

16.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

17.  Miscellaneous.

(a)  This Agreement shall be governed by the laws of the [State of Delaware, in the case of the ING Mutual Funds Agreement] [Commonwealth of Massachusetts, in the case of the ING Equity Trust Agreement], provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)  The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)  To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)  Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)  This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Michael J. Roland
Executive Vice President

[INSERT SUB-ADVISER NAME]

By:

Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

[Clarion]

Series	Annual Sub-Adviser Fee
(as a percentage of average daily net assets)
ING Global Real Estate Fund	0.400% on the first $200 million of assets;
0.350% on the next $550 million of assets; and
0.300% on assets in excess of $750 million

ING International Real Estate Fund	0.50% on the first $250 million of assets
0.45% on the next $250 million of assets
0.40% thereafter

ING Real Estate Fund	For all shareholder accounts opened on or prior to 11/1/02 (“Pre-Existing Accounts”): 0.70%*

For shareholder accounts opened after 11/1/02 and generated through Non-Retail Consultants (“Non-Retail Accounts”): 0.70%**

For shareholder accounts opened after 11/1/02 and not generated through Non-Retail Consultants (“Retail Accounts”): 0.35%

*     As calculated monthly for the specified accounts. Assets in these accounts may vary due to redemptions, additional purchases, or asset appreciation and depreciation.

**   “Non-Retail Consultants” shall be defined as the following entities:  Cambridge Associates; LCG Associates; Spagnola, Cossack, Inc.; PNC (Saxon, Hawthorn); Callan Associates; Fund Evaluation Group; CRA Rogers Casey.

APPENDIX D

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President

Joseph M. O’Donnell — Senior Vice President and Chief Compliance Officer

Stanley D. Vyner — Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson — Senior Vice President and Assistant Secretary

Lydia L. Homer — Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic — Senior Vice President

Huey P. Falgout, Jr. — Secretary

Principal Executive Officers of the Trusts who are also officers of ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President

Stanley D. Vyner — Executive Vice President and Chief Investment Risk Officer

Joseph M. O’Donnell — Executive Vice President and Chief Compliance Officer

Kimberly A. Anderson — Senior Vice President

Todd Modic — Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

Huey P. Falgout, Jr. — Secretary

APPENDIX E

Principal Executive Officers of ING Clarion Real Estate Securities, LLC

201 King of Prussia Road,

Suite 600

Radnor, PA 19087

Name and Title

T. Ritson Ferguson — Chief Executive Officer and Chief Investment Officer

Jarrett B. Kling —Managing Director

Joseph P. Smith — Managing Director

Stephen D. Burton — Managing Director

Steven P. Sorenson — Senior Director

David J. Makowicz — Chief Operating Officer

William E. Zitelli — General Counsel

Robert S. Tull — Chief Compliance Officer

APPENDIX F

ADVISORY FEE RATES OF A FUND WITH SIMILAR INVESTMENT OBJECTIVES OR INVESTMENT STRATEGIES ADVISED OR SUB-ADVISED BY ING CLARION REAL ESTATE SECURITIES, LLC (“Clarion”)

The following table sets forth the name of other investment companies with investment objectives similar to that of any of the Funds, for which Clarion acts as a sub-adviser, the annual rate of compensation and the net assets of the investment companies as of December 31, 2010.

Fund	Annual Sub-Advisory Fee(as a % of average daily net assets)(1)	Net Assets (in millions)
ING Clarion Global Real Estate Portfolio	0.400% on the first $200 million of the Portfolio’s average daily net assets;	$417,729,741
	0.350% on the next $550 million of the Portfolio’s average daily net assets; and
	0.320% of the Portfolio’s average daily net assets in excess of $750 million
ING Clarion Real Estate Portfolio	0.400% on the first $200 million of the Portfolio’s average daily net assets;	$546,703,419
	0.350% on the next $550 million of the Portfolio’s average daily net assets; and
	0.320% of the Portfolio’s average daily net assets in excess of $750 million
Met Investors Series Trust Clarion Global Real Estate Portfolio	0.40% of assets up to $200 million of the Fund’s average daily net assets: 0.35% of next $550 million of average daily net assets; and 0.30% of average daily net assets in excess of $750 million	$1,362,757,809

Transamerica Clarion Global Real Estate Securities	0.40% of assets up to $250 million of the Fund’s average daily net assets: 0.375% of next $250 million of average daily net assets; 0.35% of next $500 million of average daily net assets, and 0.30% of average daily net assets in excess of $1 billion, less 50% of any amount reimbursed pursuant to the Fund’s expense limitation [no expense limitation currently]	$302,652,260

Transamerica Clarion Global	0.40% of assets up to $250	$528,662

Real Estate Securities VP

million of the Fund’s average daily net assets: 0.375% of next $250 million of average daily net assets; 0.35% of next $500 million of average daily net assets, and 0.30% of average daily net assets in excess of $1 billion, less 50% of any amount reimbursed pursuant to the Fund’s expense limitation [no expense limitation currently]

PACE Global Real Estate Securities Investments	0.40% of the Fund’s average daily net assets subadvised by Clarion	[To be confirmed]

Northern Multi-Manager Global Real Estate Fund	0.50% of assets up to $100 million of the Fund’s average daily net assets subadvised by Clarion; 0.45% of next $100 million of average daily net assets subadvised by Clarion; and 0.40% of average daily net assets in excess of $200 million subadvised by Clarion	$760,866,000

Wilmington Multi-Manager Real Asset Fund	0.65% of assets up to $50 million of the Fund’s average daily net assets subadvised by Clarion; 0.55% of next $50 million of average daily net assets subadvised by Clarion; and 0.45% of average daily net assets in excess of $100 million subadvised by Clarion	$317,401,270

(1)  Assets of the Portfolios are aggregated for purposes of calculating Clarion’s fee at the above-stated rate.

D-2

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE [14], 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING REAL ESTATE FUND

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on June [14], 2011, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.                           A new investment advisory agreement for the Fund between ING Investments, LLC, the investment adviser to the Fund, and Clarion Real Estate Securities, LLC, the current and proposed sub-adviser to the Fund.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE [14], 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING GLOBAL REAL ESTATE FUND

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on June [14], 2011, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.                           A new investment advisory agreement for the Fund between ING Investments, LLC, the investment adviser to the Fund, and Clarion Real Estate Securities, LLC, the current and proposed sub-adviser to the Fund.

For ☐	Against ☐	Abstain ☐

2.                           A “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, subject to prior approval by the Board of Trustees, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE [14], 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING INTERNATIONAL REAL ESTATE FUND

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on June [14], 2011, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.                           A new investment advisory agreement for the Fund between ING Investments, LLC, the investment adviser to the Fund, and Clarion Real Estate Securities, LLC, the current and proposed sub-adviser to the Fund.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.